SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                  ____________
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  DECEMBER 31, 2003

                              EMERITUS CORPORATION
               (Exact name of registrant as specified in charter)

                      WASHINGTON     1-14012     91-1605464
    (State or other jurisdiction of incorporation)     (Commission File Number)
                        (IRS Employer Identification No.)

                              Raymond R. Brandstrom
        Vice President of Finance, Chief Financial Officer, and Secretary
                              Emeritus Corporation
                         3131 Elliott Avenue, Suite 500
                            Seattle, Washington 98121
               (Address of principal executive offices) (Zip Code)

                                 (206) 298-2909
              (Registrant's telephone number, including area code)


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ITEM  5.  OTHER  EVENTS  AND  REQUIRED  FD  DISCLOSURE

On December 31, 2003, the Company acquired the ownership interest of five assisted living communities in California, Colorado, and Kansas containing an aggregate of 355 units (the "Five Properties") from certain affiliates of Alterra Healthcare Corporation, for a purchase price of $22.6 million.

The Company assumed the original underlying mortgage debt of $25 million, of which, $22.6 million of principal was outstanding at December 31, 2003. The mortgage requires monthly principal and interest payments of approximately $178,000, bears an interest rate of 6.98%, and matures in August 2008.

The Five Properties in this acquisition are purpose-built assisted living communities in which the Company plans to offer both assisted and memory loss services in select communities.



ITEM  7.      FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)     Exhibits:

10.77 The Palms at Loma Linda, California; The Springs at Oceanside, California; The Fairways of Augusta, Kansas; Liberal Springs, Kansas; Loyalton of Broadmoor, Colorado. The following agreements are representative of those executed in connection with this property:

10.77.1 Loan Assumption Agreement by and between LaSalle Bank National Association, formerly known as LaSalle National Bank as Trustee for GMAC commercial Mortgage Pass-through certificates, series 1998-C2. ("Lender"), ALS Financing Inc. ("Borrower"), Emeritus Properties XVI, Inc. ("Purchaser"), Alterra Healthcare Corporation ("Alterra"), and Emeritus Corporation ("New Indemnitor"), dated December 31, 2003, effective January 1, 2004.

10.77.2 Assumption by Emeritus Properties XVI, Inc., ("New Borrower"), of $25,000,000 Loan (the "Loan") originally made by GMAC Commercial Mortgage Corporation, ("Original Lender"), to ALS Financing, Inc., a Kansas corporation ("Existing Borrower"), pursuant to that certain Loan Agreement, dated as of June 30, 1998, by and between Original Lender and Existing Borrower (the "Loan Agreement"), which Loan is evidenced by that certain Promissory Note, dated July 30, 1998, and made by Existing Borrower payable to the order of Original Lender in the stated principal amount of $25,000,000.00 (the "Note"), is secured by certain security instruments (collectively, the "Security Instruments"; and the Loan Agreement, the Note, and the Security Instruments, together with any and all other instruments and documents evidencing, securing, or otherwise pertaining to the Loan are hereinafter referred to collectively as the "Loan Documents") encumbering five assisted living facilities located in Kansas, Colorado, and California (collectively, the "Projects"), and is now owned and held by LaSalle Bank National Association, formerly known as LaSalle National Bank, as Trustee for GMAC Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-C2 ("Lender"), dated December 31, 2003.

10.77.3 Assignment, Amendment and Restatement of Lease Agreement by and between ALS FINANCING, INC., ("ALS"), EMERITUS PROPERTIES XVI, INC. ("Emeritus XVI") and ALTERRA HEALTHCARE CORPORATION ("Alterra") dated December 31, 2003.

10.77.4 CONVEYANCE AND OPERATIONS TRANSFER AGREEMENT (the "Agreement") by and among ALS FINANCING, INC., (the "Seller"), ALTERRA HEALTHCARE CORPORATION, ("Alterra"), and EMERITUS PROPERTIES XVI, INC., (the "Purchaser") is made and entered into as of the 31st day of December, 2003 (the "Execution Date").

10.77.5 UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE (this "Guaranty"), by EMERITUS CORPORATION, a Washington corporation ("Guarantor"), in favor of LASALLE BANK NATIONAL ASSOCIATION, FORMERLY KNOWN AS LASALLE NATIONAL BANK, AS TRUSTEE FOR GMAC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2 ("Lender") is made as of the 31st day of December, 2003, and is effective as of January 1, 2004.

99.1 Emeritus Press release announcing acquisition of five communities dated January 5, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
EMERITUS  CORPORATION

By:          /s/  Raymond  R.  Brandstrom
             ----------------------------
     Raymond  R.  Brandstrom
     Vice  President  of  Finance,  Chief     Financial
         Officer,  and  Secretary


Dated:  January  14,  2004